SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2010

______________

CAPITAL PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

______________

Rhode Island
(State or other jurisdiction of incorporation)

                   001-08499             5-0386287
(Commission File Number)    (IRS Employer Identification Number)

100 Dexter Road, East Providence, Rhode Island 02914
(Address of principal executive offices)

(401) 435-7171
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers

On November 26, 2010, Roy J. Nirschel resigned as a director of Capital Properties, Inc. (the “Registrant”).  Mr. Nirschel served as a director of the Registrant since 2005 and was a member of the Registrant’s Audit and Compensation Committees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL PROPERTIES, INC.

Date: November 29, 2010	By:	/s/ Barbara J. Dreyer
Barbara J. Dreyer
Treasurer